UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07059

T. Rowe Price Blue Chip Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Blue Chip Growth Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks performed well in the second half of the year, producing solid gains for the six months and for 2014. Your fund’s results in the last six months were generally in line with its relevant benchmarks. However, several large holdings in the consumer discretionary and information technology sectors detracted from first-half returns and contributed to disappointing full-year performance.

PERFORMANCE REVIEW

The Blue Chip Growth Fund returned 6.07% for the last six months, which was in line with the performance for the benchmark S&P 500 Index, the Lipper peer group index, and the Russell large-cap, growth-specific index. For the year ended December 31, 2014, the fund gained 9.28% but underperformed its benchmarks. As shown in the Growth of $10,000 chart on page 16, the fund has outpaced the S&P 500 and its Lipper index by a significant margin over the last 10 years. (Returns for the Advisor and R Class shares were slightly lower, reflecting their different fee structures.)

Your fund continued to compare favorably with its competitors over the long term. Lipper ranked the Blue Chip Growth Fund in the top 6% of its large-cap growth funds index for the three- and five-year periods ended December 31, 2014, and in the top quintile of the peer group for the past 10 years. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Fund 462 of 700, 35 of 616, 28 of 546, and 58 of 385 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014, respectively. Past performance cannot guarantee future results.)

Improving U.S. job growth and the recent upward revision to 5.0% for third-quarter gross domestic product (GDP) growth are evidence of continued improvement in the U.S. economy. However, the most recent employment report revealed a decline in average hourly earnings, and overall disposable income growth continued to be lackluster. It certainly appears that the U.S. economy is on sounder footing than the economies of many other developed countries, including those of most European nations. China and some emerging markets economies are experiencing moderating or inconsistent growth.

The Federal Reserve has become somewhat more comfortable with the improvement in the economy and will probably begin to increase short-term interest rates later in 2015. A moderate rise in interest rates is not negative for stock performance, especially if it is accompanied by a continued improvement in economic growth and corporate profits. A sustained decline in the price of gold as well as the recent sharp drop in oil prices reinforce the view that inflation is not currently a major problem and could forestall rate increases. The very sharp decline in energy prices should result in greater disposable income for consumers and businesses, but it could also dampen growth in certain regions that depend heavily on energy exploration and production.

Considering other notable concerns, it has become apparent that the implementation of the Affordable Care Act, or “Obamacare,” may have more economic impact than estimated. Significant strife in Syria, Iran’s continued efforts to pursue a nuclear weapons program, and recent terrorist actions in France reinforce the idea that geopolitical risks merit careful monitoring.

While we continue to believe that there is an unusual amount of uncertainty in the current environment, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in various sectors of the U.S. economy. We would emphasize that the overall stock market valuation has moved up substantially and that some stocks seem excessively priced. This is perhaps the greatest impediment to continued stock gains. However, recent declines in selected stocks, subdued interest rates, and improving corporate profits could offset various risks and drive continued positive stock performance.

MARKET ENVIRONMENT

The U.S. economy has shown improvement in housing, auto, and retail sales evidencing a recovery that appears to be sustainable. Job creation has also shown notable improvement with over 200,000 nonfarm payroll jobs being created in 11 consecutive monthly employment reports, and the unemployment rate fell to 5.6% in December. Unfortunately, the latest data show that average hourly earnings declined and the labor force participation rate is at a relatively low level. China and particularly Brazil have experienced slowing growth, which is having a noteworthy effect on the global economy given their size. Many European economies have been lackluster, and monetary authorities globally are expressing concern about subpar or slowing growth as well as deflation. As noted above, we view the process of the Federal Reserve possibly increasing rates in 2015 as a favorable indicator that the U.S. economic recovery is on a more solid footing.

While the supporters and detractors of Obamacare differ regarding its merits, it will take time to know whether its objectives can be achieved without costs and disruption that could significantly hamper economic growth. The recent elections, which resulted in Republican control of both the House and the Senate, could mean less gridlock in Washington, but there also could be significant controversy regarding new legislative efforts. It should be noted that the third year of a Presidential term is typically favorable for stock market returns. Unfortunately, geopolitical risks are probably as large as we have seen in the last few decades. Egypt, Syria, Turkey, and also countries in the Western Hemisphere, such as Brazil, have experienced a notable amount of internal strife. There have been a number of terrorist actions in the last several months, the most recent being the tragic killing of 17 citizens in Paris, France.

While recognizing the many challenges facing investors, we believe that there are several powerful positives as well as the potential for favorable stock price appreciation. Solid revenue growth, improved efficiency and margins, and ultimately robust corporate earnings are being generated despite a subdued level of capital expenditures. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the yield on 10-year Treasury notes. However, some stocks have performed well, and we want to be clear that the opportunity for continued gains is necessarily less substantial for selected stocks and the overall market at current price levels.

PORTFOLIO REVIEW

Although we had some large detractors in the information technology, health care, consumer discretionary, and industrial and business services sectors, our holdings in these areas, overall, performed well in the last six months.

In the information technology area, MasterCard and Visa were top contributors. Both stocks had declined earlier in the year as cross-border transactions were depressed due to global concerns, including strife in the Ukraine. Investors were also concerned that new technologies might bypass their networks. However, overall revenue and earnings growth continue to be solid, and the recent incorporation of a token-based approach using their networks in the Apple Pay payments solution seemed to reinforce both companies’ dominance in the global payments system. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Facebook again showed great agility in its efforts to generate greater growth in mobile applications and advertising, and its stock enjoyed sharp second-half gains. Baidu, the leading Internet search provider in China, also appears to be adapting to an environment where mobile is thriving. The company has invested heavily in social and commerce activities, while generating improving profit margins and maintaining strong revenue growth. We were significant investors in the initial public offering of Alibaba Group, a leading Chinese online services and commerce provider. Its Taobao subsidiary accounts for the majority of consumer-to-consumer sales in China. While less dominant, the company’s Tmall business accounts for approximately half of all Chinese business-to-consumer Internet sales. Alibaba also has a very advanced data services operation (similar to the Amazon Web Service platform) that provides processing for various entities, including the Chinese government. The strong market position and substantial profitability of this company was recognized in the historic and successful offering and its strong performance.

Apple also contributed to returns as its iPhone 6 and other new product innovations, such as Apple Pay and the new Apple Watch, drove renewed investor interest. However, we must acknowledge that our position in Apple is below the weighting in our benchmark, and this limited the amount of benefit derived from the stock’s solid performance. LinkedIn, the leading online job recruiting and marketing solutions provider, was a solid contributor. Our longtime holding in Fiserv, a leader in processing solutions for businesses and banks, also generated solid gains. Tencent Holdings, the leading provider of online gaming, instant messaging, and social networking services in China, continues to expand into mobile, commerce, and advertising and has generated solid gains for your fund for a number of years. Salesforce.com also performed well. It is a leading cloud-based software and services provider with operations that support sales, services, marketing, and analytics activities for clients.

Overall, our health care sector holdings were major positive contributors. Gilead Sciences is a long-held position that generated strong earnings and performance. The stock was driven by increasingly favorable clinical and sales data for several biologics the company is developing that appear to eradicate Hepatitis C—a disease that afflicts over 100 million people globally. There has been controversy regarding the pricing of these products, and recently, one competing product was given preferred status by a leading pharmaceutical benefits manager (PBM). However, Gilead’s product subsequently was given preferred status by CVS Health (formerly CVS Caremark). Discounting of the products will continue but perhaps not at levels that are substantially different than management’s or investors’ expectations. Celgene has been held in the portfolio for many years, and the stock was buoyed by favorable news on several key products, including Revilimid for blood-borne cancers, Abraxane for solid tumors, and Apremilast, a remedy for psoriasis and psoriatic arthritis. The company also has an innovative product that appears to be an effective treatment for Crohn’s disease, a debilitating gastrointestinal ailment. Our holding in Alexion Pharmaceuticals rebounded due to diminishing concerns about European reimbursement and strong sales of one of its key products used to treat kidney diseases.

Allergan has been held for several years, and its strong positions in ophthalmology and dermatology generated above-average growth and attracted several suitors, including Actavis, which will acquire the company with cash and stock. Actavis also has an attractive product portfolio and growth record, and we have built a position in its stock, which also performed well. Drug distributor McKesson acquired Celesio, a large European medical distribution company. We believe the acquisition will be quite accretive to earnings over time, and its stock has responded with solid performance. Cardinal Health, another leader in drug distribution and a longtime holding, also performed well and evidences our willingness to own several quality names in an area that we find attractive. Thermo Fisher Scientific has been a major winner for your fund. Thermo generates a substantial portion of its revenues from consumable scientific products that provide recurring revenues. CVS, a dominant force in drug retailing and in the PBM area through its Caremark subsidiary, chalked up solid gains.

In the consumer discretionary sector, our large positions in home improvement giants Lowe’s and Home Depot were major contributors. We have owned Home Depot longer than we have owned Lowe’s and view it as an extraordinarily well-managed company. We began to accumulate Lowe’s several years ago as it developed a better focus on improving merchandising, servicing professional customers, and generating margin improvement. Lowe’s efforts have gained traction in each of these areas, and the stock performed well. Amazon.com has been an inconsistent performer but made a large contribution to second-half performance. The company is investing heavily in a number of areas, and its profitability has been lackluster. Fortunately, third-party sales and Amazon Web Services (the company’s subsidiary that provides cloud processing services for other companies) generate above-average profit margins. As these businesses grew, they propelled a meaningful recovery in gross margin. However, we’d like to see more focus on profitability and capital allocation, which would increase our confidence that this longtime winner will begin to perform more consistently.

Other retailers and restaurants also posted strong stock performance. O’Reilly Automotive is a high-quality auto parts retailer with a reputation for outstanding service. The company continued to generate strong revenue and earnings growth and stock performance. It has also been active in repurchasing large amounts of its stock. TSC (Tractor Supply Company) is a leading supplier of consumable, usable, and edible items (for pets and livestock) as well as farming and gardening items. It showed improved growth after a moderate slowdown that appears to have been at least partially weather-related, and its stock rebounded. Ross Stores, along with TJX (which we do not hold in the portfolio), dominates in the off-price apparel retailing area and was a notable contributor. The company continues to grind out solid same-store sales and improved profitability. Chipotle Mexican Grill is probably a familiar name to most of our shareholders, and this long-time holding again produced substantial gains thanks to same-store sales gains, which are among the strongest in the restaurant industry.

In the industrials and business services area, the airlines were major winners. We have maintained positions in American Airlines and United Continental, which produced large gains, and a smaller position in Delta Air Lines, which also performed very well. While the airlines have more recently benefited from the sharp decline in oil and jet fuel prices, there are substantive structural changes in this industry that are likely to persist. Industry consolidation and improved discipline in capital allocation and load management may give these companies better pricing power for many years. Danaher, a fund holding for over 20 years, again generated solid growth and strong stock performance. We just met with the new CEO, Thomas Joyce, and we have growing confidence that he will be able to continue the stellar management this company has enjoyed as the outgoing CEO, Larry Culp, hands over the reins. Its health care operations now constitute approximately half of the business’s profits, and it appears that recurring and services revenues will continue to increase. Rail giant Union Pacific also extended its consistent record of earnings and stock gains, and it has been one of the best investments in the fund over a multiyear period. FedEx performed well as it continues to aggressively attack its cost structure. Also, it appears to be benefiting from the growth of online commerce, and it is competing very effectively with UPS.

There are two other winners that don’t operate in the major sectors I have addressed that deserve special mention. Sherwin-Williams is a longtime holding that has a dominant retail paint store franchise known for outstanding service, and the company has posted 36 consecutive annual dividend increases. Despite having the acquisition of Comex, a major Mexican paint supplier, disallowed by regulators, the company continued to generate strong stock performance. American Tower is the largest global telecommunications tower operator. The company continues to make savvy international acquisitions and has shown consistent internal growth and stock performance over time. Both companies are extraordinarily well-managed in our view.

Despite having a below-benchmark weighting, energy was easily the worst-performing sector in the second half. We have emphasized companies with outstanding production growth, many years of reserves, and balance sheets that should allow them to manage through a period of lower energy prices. However, most of the companies have substantial leverage to oil or gas prices, and both of these commodities corrected sharply in a short period of time. Pioneer Natural Resources was our largest detractor and Concho Resources was the second-largest detractor in the energy sector. Both companies have quickly reduced their capital spending plans, have outstanding reserve positions in the Permian Basin, and should be able to continue growing production through this dislocation. High-quality gas producers such as EQT and Range Resources also experienced significant declines. These companies have solid reserve positions in the Marcellus Shale region, and they should be able to grow production through most reasonable pricing scenarios. We had anticipated the decline in oil prices to a degree, and we made meaningful sales and several eliminations in the energy sector mostly at higher prices. We are inclined to maintain our more modest holdings given current commodity and stock prices, but we will be studying this area carefully. The current sharp decline could prove to be a buying opportunity, but we are certainly open to the idea that energy prices and related stock prices could prove quite volatile and perhaps disappointing for some time.

Our other major detractors came from a variety of sectors. Netflix has been an outstanding stock, but it performed poorly in the second half as subscriber growth decelerated. We reduced our position somewhat, but we believe the company will continue to experience solid growth, especially as it continues to introduce new original content, such as their recent release of Marco Polo. Priceline also reported results that were somewhat disappointing, as foreign exchange fluctuations and some slowing in international bookings resulted in guidance that was considered lackluster. The company has a reputation for providing conservative guidance, which was issued when concern about Ebola was possibly influencing management and investor views. However, there has been a modest slowing in Priceline’s business, and foreign exchange pressures could persist if the dollar remains strong. Although we trimmed our holding, we still hold a large position. The stock’s valuation is undemanding, and our analyst, who has an outstanding record in the area and on this stock, has strong conviction. This same analyst follows Google, which was also a large detractor in the second half. We recently visited the company, and we remain very impressed with its continued efforts in social, local, mobile, video, and display, and also with its Chrome Web browser and software products. I am somewhat concerned about the company’s spending on various initiatives and its unwillingness to repurchase stock. We also believe that Facebook may be making some competitive inroads in the advertising area. Although I trimmed the position, this stock has a very undemanding valuation (and the Facebook concerns and other negatives do not necessarily pose a major threat to Google’s growth). Our decision to build or reduce this holding will depend on results and management’s actions in the next several quarters.

STRATEGY

Additions to existing holdings such as Actavis, Intuitive Surgical, Wynn Resorts, Allergan, Vipshop, FedEx, Facebook, Hanesbrands, and Alexion were significant enough to be included among our largest purchases for the past six months, which is shown in the table on page 15. The only new position, and our largest second-half purchase, was Alibaba.

There were two eliminations large enough to be included in the top 10 sales for the second half of 2014. Our largest sale was our elimination of United Technologies. The company has produced inconsistent results over the past year, and its CEO recently resigned. Although we feel that the management of this company has been and will continue to be above average, selected businesses at the company face headwinds. We believe there are better candidates to own in the industrial area. We also eliminated a much-reduced position in Qualcomm as it became increasingly apparent that the royalty rate the company has commanded for its semiconductor solutions would not be sustainable. We trimmed our large position several times over the past year as we became concerned about major customers designing their own chips, as well as other competitive inroads and the maturing smartphone market. Recently, these concerns intensified, and several Chinese interests sought to modify the royalty structure, causing us to eliminate our remaining position.

OUTLOOK

Unfortunately, the very significant level of uncertainty that continues to challenge investors may persist. Stocks have appreciated substantially, and valuations of selected companies are no longer attractive, in our view. The sharp gains experienced by some stocks and their fuller valuations are perhaps the greatest risk faced by investors and the most significant impediment to additional strong returns.

Although recent employment reports have been more encouraging, slow economic growth, a relatively high level of unemployment, and lackluster income growth in many developed countries represent key concerns. Regrettably, growth has slowed in several emerging economies, and the recent slowing in China and particularly Brazil are noteworthy given their size and importance in the global growth equation. While we have seen improvement in budget deficits in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, central banks will ultimately tighten the very accommodative monetary policies they are currently pursuing.

We would also be quick to acknowledge that policymaking to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and, perhaps, unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we readily admit that the sharp correction in gold and energy prices would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Unrest in the Middle East could affect general global stability, and we have also taken note of the major protests that have occurred in Brazil. Terrorist actions, including the recent tragic murders in Paris as well as terrorist cyberattacks, represent potential challenges for financial markets. A possible downgrade of U.S. debt, instability in the dollar or other major currencies, and a sharp increase in interest rates constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than is typical.

On balance, however, we remain constructive on the performance of stocks. While the challenges we have outlined will certainly require time to resolve and will test the patience of policy-makers and investors, corporate earnings at selected companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations for select high-quality companies appear reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster period of performance. Essentially, we have experienced two very major bear markets since 2000.

2. Recent market strength does temper the amount of potential appreciation, but stock valuations are attractive, especially in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is very attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of 10-year Treasury note yields, which were approximately 2.2% at the end of the year.

3. We believe that the high-quality, consistent-growth companies we seek to purchase are especially attractive and could conceivably do well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have strong balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

January 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 64.60	$ 45.63	$ 38.65	$ 38.13	$ 32.77
Investment activities					
Net investment income (loss) [(1)]	(0.02)	0.02	0.14	0.05	0.03
Net realized and unrealized gain / loss	5.95	18.95	6.98	0.52	5.35
Total from investment activities	5.93	18.97	7.12	0.57	5.38
Distributions					
Net investment income	–[(2)]	–	(0.14)	(0.05)	(0.02)
Net realized gain	(3.26)	–	–	–	–
Total distributions	(3.26)	–	(0.14)	(0.05)	(0.02)
NET ASSET VALUE					
End of period	**$ 67.27**	**$ 64.60**	**$ 45.63**	**$ 38.65**	**$ 38.13**

Ratios/Supplemental Data

Total return[(3)]	**9.28%**	**41.57%**	**18.41%**	**1.50%**	**16.42%**
Ratio of total expenses to average net assets	0.72%	0.74%	0.76%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.03%	0.32%	0.12%	0.08%
Portfolio turnover rate	32.5%	35.0%	24.5%	44.2%	46.8%
Net assets, end of period (in millions)	$ 23,276	$ 20,230	$ 13,692	$ 10,597	$ 10,970

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 64.29	$ 45.53	$ 38.58	$ 38.10	$ 32.80
Investment activities					
Net investment income (loss) [1]	(0.19)	(0.12)	0.04	(0.04)	(0.05)
Net realized and unrealized gain / loss	5.91	18.88	6.95	0.52	5.35
Total from investment activities	5.72	18.76	6.99	0.48	5.30
Distributions					
Net investment income	–	–	(0.04)	–	–
Net realized gain	(3.26)	–	–	–	–
Total distributions	(3.26)	–	(0.04)	–	–
NET ASSET VALUE					
End of period	**$ 66.75**	**$ 64.29**	**$ 45.53**	**$ 38.58**	**$ 38.10**

Ratios/Supplemental Data

Total return[2]	**8.99%**	**41.20%**	**18.12%**	**1.26%**	**16.16%**
Ratio of total expenses to average net assets	0.98%	1.00%	1.01%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.22)%	0.09%	(0.09)%	(0.15)%
Portfolio turnover rate	32.5%	35.0%	24.5%	44.2%	46.8%
Net assets, end of period (in millions)	$ 2,657	$ 2,270	$ 1,416	$ 876	$ 782

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.8%		
CONSUMER DISCRETIONARY 23.5%		
Auto Components 0.1%		
Delphi Automotive	460,600	33,495
		33,495
Automobiles 0.5%		
Harley-Davidson	81,700	5,385
Tesla Motors (1)	501,200	111,472
		116,857
Hotels, Restaurants & Leisure 6.2%		
Carnival	627,500	28,445
Chipotle Mexican Grill (1)	470,600	322,130
Hilton Worldwide Holdings (1)	4,104,806	107,094
Las Vegas Sands	2,064,300	120,060
Marriott, Class A	557,400	43,494
MGM Resorts International (1)	5,983,100	127,919
Norwegian Cruise Line Holdings (1)	702,800	32,863
Royal Caribbean Cruises	226,300	18,654
Starbucks	4,896,900	401,791
Starwood Hotels & Resorts Worldwide	210,300	17,049
Wynn Macau (HKD)	18,880,400	52,756
Wynn Resorts	2,467,400	367,050
		1,639,305
Internet & Catalog Retail 8.4%		
Amazon.com (1)	3,331,300	1,033,869
Ctrip.com International, ADR (1)	1,173,500	53,394
Netflix (1)	565,000	193,010
Priceline (1)	691,900	788,911
Vipshop Holdings, ADR (1)	7,781,918	152,059
		2,221,243

Leisure Products 0.0%		
Polaris Industries	67,441	10,200
		10,200
Media 0.7%		
Discovery Communications, Class C (1)	275,100	9,277
Time Warner	248,400	21,218
Twenty-First Century Fox, Class A	248,700	9,551
Walt Disney	1,423,000	134,032
		174,078
Specialty Retail 6.2%		
AutoZone (1)	94,000	58,196
CarMax (1)	937,400	62,412
Home Depot	2,762,400	289,969
L Brands	1,567,400	135,659
Lowe's	6,085,500	418,683
O'Reilly Automotive (1)	1,593,200	306,882
Ross Stores	1,644,293	154,991
Tiffany	335,100	35,809
TSC	2,054,000	161,896
		1,624,497
Textiles, Apparel & Luxury Goods 1.4%		
Fossil (1)	73,900	8,184
Hanesbrands	1,510,800	168,635
Michael Kors Holdings (1)	417,100	31,324
Nike, Class B	1,216,200	116,938
PVH	52,000	6,665
Ralph Lauren	26,200	4,851
V. F.	363,700	27,241
		363,838
Total Consumer Discretionary		6,183,513

CONSUMER STAPLES 2.5%		
Beverages 0.2%		
Constellation Brands, Class A (1)	349,800	34,340
Monster Beverage (1)	109,700	11,886
PepsiCo	31,500	2,978
		49,204
Food & Staples Retailing 1.9%		
Costco Wholesale	1,195,800	169,505
CVS Health	2,342,500	225,606
Walgreens Boots Alliance	1,416,326	107,924
		503,035
Food Products 0.0%		
Keurig Green Mountain	62,600	8,288
		8,288
Personal Products 0.4%		
Estee Lauder, Class A	1,331,900	101,491
		101,491
Total Consumer Staples		662,018
ENERGY 2.5%		
Energy Equipment & Services 0.0%		
Schlumberger	34,700	2,964
		2,964
Oil, Gas & Consumable Fuels 2.5%		
Cimarex Energy	205,747	21,809
Concho Resources (1)	1,061,100	105,845
Continental Resources (1)	264,403	10,142
EOG Resources	16,800	1,547
EQT	2,279,600	172,566

Commercial Services & Supplies 0.2%		
IHS (1)	496,500	56,541
		56,541
Industrial Conglomerates 3.4%		
3M	290,000	47,653
Danaher	7,992,900	685,071
Roper Industries	1,126,300	176,097
		908,821
Machinery 0.9%		
Flowserve	569,800	34,091
Pall	503,300	50,939
Wabtec	1,908,300	165,812
		250,842
Road & Rail 2.4%		
Canadian Pacific Railway	495,600	95,497
J.B. Hunt Transport Services	834,600	70,315
Kansas City Southern	1,707,200	208,330
Union Pacific	2,066,600	246,194
		620,336
Total Industrials & Business Services		3,675,960
INFORMATION TECHNOLOGY 22.7%		
Internet Software & Services 12.8%		
Akamai Technologies (1)	640,100	40,301
Alibaba Group Holding, ADR (1)	2,889,480	300,333
Baidu, ADR (1)	2,848,157	649,294
Facebook (1)	8,332,200	650,078
Google, Class A (1)	1,127,100	598,107
Google, Class C (1)	1,237,600	651,473
LinkedIn (1)	819,100	188,155

NAVER (KRW) (1)	66,272	42,813
Tencent Holdings (HKD)	16,149,100	231,713
Twitter (1)	888,300	31,863
		3,384,130
IT Services 6.0%		
Cognizant Technology Solutions (1)	567,100	29,863
Fiserv (1)	2,309,600	163,912
MasterCard, Class A	7,874,300	678,450
Visa, Class A	2,673,100	700,887
		1,573,112
Software 2.4%		
Autodesk (1)	324,900	19,514
Electronic Arts (1)	1,470,900	69,154
Intuit	24,700	2,277
Microsoft	1,046,400	48,605
Red Hat (1)	2,345,834	162,191
salesforce.com (1)	5,358,415	317,808
VMware, Class A (1)	172,100	14,202
		633,751
Technology Hardware, Storage & Peripherals 1.5%		
Apple	3,497,900	386,098
		386,098
Total Information Technology		5,977,091
MATERIALS 3.9%		
Chemicals 3.9%		
Ashland	329,289	39,436
Ecolab	2,818,600	294,600
PPG Industries	321,100	74,222
Praxair	718,000	93,024

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $15,444,665)	$ 26,389,145
Receivable for shares sold	59,016
Dividends receivable	11,431
Receivable for investment securities sold	9,085
Foreign currency (cost $217)	218
Other assets	303
Total assets	26,469,198
Liabilities	
Payable for shares redeemed	53,127
Payable for investment securities purchased	26,832
Investment management fees payable	12,894
Due to affiliates	998
Other liabilities	3,588
Total liabilities	97,439
NET ASSETS	$ 26,371,759
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (41,170)
Net unrealized gain	10,944,477
Paid-in capital applicable to 392,595,794 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	15,468,452
NET ASSETS	$ 26,371,759
NET ASSET VALUE PER SHARE	
Investor Class	
($23,275,679,737 / 346,022,344 shares outstanding)	$ 67.27
Advisor Class	
($2,657,405,047 / 39,812,152 shares outstanding)	$ 66.75
R Class	
($438,674,648 / 6,761,298 shares outstanding)	$ 64.88

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/14	12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (14,377)	$ 321
Net realized gain	1,799,503	1,509,867
Change in net unrealized gain / loss	464,811	5,012,091
Increase in net assets from operations	2,249,937	6,522,279
Distributions to shareholders		
Net investment income		
Investor Class	(332)	–
Net realized gain		
Investor Class	(1,084,872)	–
Advisor Class	(123,399)	–
R Class	(21,019)	–
Decrease in net assets from distributions	(1,229,622)	–
Capital share transactions*		
Shares sold		
Investor Class	5,398,359	4,234,617
Advisor Class	1,101,525	797,833
R Class	184,092	108,059
Distributions reinvested		
Investor Class	1,014,275	–
Advisor Class	121,405	–
R Class	21,019	–
Shares redeemed		
Investor Class	(4,257,291)	(3,488,359)
Advisor Class	(951,834)	(581,316)
R Class	(116,664)	(115,096)
Increase in net assets from capital share transactions	2,514,886	955,738
Net Assets		
Increase during period	3,535,201	7,478,017
Beginning of period	22,836,558	15,358,541
End of period	$ 26,371,759	$ 22,836,558

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993; the Blue Chip Growth Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Blue Chip Growth Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $250,000 for the year ended December 31, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the fund realized $262,539,000 of net gain on $419,217,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $9,361,739,000 and $8,028,824,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss, redemptions in kind, and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended December 31, 2014 were characterized for tax purposes as $332,000 of ordinary income and $1,229,290,000 of long-term capital gain. There were no distributions in the year ended December 31, 2013. At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.30% of the fund’s average daily net assets up to $15 billion and 0.255% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $4,122,000 for T. Rowe Price Services, Inc.; and $5,011,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2014, the fund was charged $1,228,000 for shareholder servicing costs related to the college savings plans, of which $909,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2014, the fund was allocated $661,000 of Spectrum Funds’ expenses, of which $422,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,505,486,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater thank 20%.

For taxable non-corporate shareholders, $88,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater thank 20%.

For corporate shareholders, $88,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1993
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008
to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Blue Chip Growth Fund	Principal Occupation(s)

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Cowen
and Company

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International,
T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.

Ryan N. Burgess CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price
Vice President

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan S. Hedrick, CFA (1980)	Vice President, T. Rowe Price; formerly Analyst,
Vice President	Davidson Kempner Capital Management
(to 2013)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

George A. Marzano (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price; formerly student,
Vice President	Columbia Business School (to 2012)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amit Seth (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015